Exhibit 10

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions “Financial Highlights” and “Additional Information — Independent Auditors” in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 33-43552) and under the Investment Company Act of 1940 (File No. 811-10053) of Merrill Lynch Investment Managers Funds, Inc. and to the incorporation by reference therein of our reports dated August 20, 2002, with respect to the financial statements of Merrill Lynch Low Duration Fund and Merrill Lynch Total Return Bond Fund for the year ended June 30, 2002.

/s/ Ernst & Young LLP

MetroPark, New Jersey October 24, 2002